Exhibit 10.25

EXECUTION VERSION

AMENDMENT NO. 3 AND REVOLVING COMMITMENT INCREASE

THIS AMENDMENT NO. 3 AND REVOLVING COMMITMENT INCREASE, dated as of December 29, 2015 (this “Commitment Increase Agreement”), by and among ENOVA INTERNATIONAL, INC., a Delaware corporation, as borrower (the “Company”), the Guarantors party hereto, the Lender listed on the signature pages hereto (the “Amendment No. 3 Increasing Lender”) and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”).  Capitalized terms used herein but not defined herein shall have the meanings used in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to that certain Credit Agreement, dated as of May 14, 2014, among the Company, the Guarantors, the Lenders from time to time party thereto, and the Administrative Agent, as amended by Amendment to Credit Agreement, dated as of March 25, 2015, by and among the Company, the Guarantors, the Required Lenders and the Administrative Agent, and Amendment No. 2 to Credit Agreement, dated as of November 5, 2015, by and among the Company, the Guarantors, the Required Lenders and the Administrative Agent (as amended or modified, the “Credit Agreement”); and

WHEREAS, the Company has requested, pursuant to Section 2.19(a) of the Credit Agreement, to increase the Revolving Committed Amount by an aggregate principal amount not to exceed $15,000,000 (the “Amendment No. 3 Revolving Commitment”), and the Amendment No. 3 Increasing Lender hereby agrees to make revolving loans thereunder (each such loan, an “Amendment No. 3 Revolving Loan”).

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.  Aggregate Revolving Commitment Increase.  On the Additional Commitment Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Amendment No. 3 Increasing Lender hereby agrees to provide the Amendment No. 3 Revolving Commitment such that, after giving effect to the Amendment No. 3 Revolving Commitment, the Revolving Committed Amount under the Credit Agreement shall equal $75,000,000.

Section 2.  Concerning the Additional Revolving Commitment.  The Amendment No. 3 Revolving Commitment shall be deemed for all purposes under the Credit Agreement a Revolving Commitment and each Amendment No. 3 Revolving Loan made thereunder shall be deemed for all purposes under the Credit Agreement a Revolving Loan.  The terms and provisions of the Amendment No. 3 Revolving Commitment and the Amendment No. 3 Revolving Loans shall be identical to those set forth in the Credit Agreement for the Revolving Commitment and Revolving Loans, respectively, other than as expressly set forth in this Commitment Increase Agreement.

Section 3.  Amendments.

(a)The following defined terms are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:

“Amendment No. 3 and Revolving Commitment Increase” shall mean Amendment No. 3 and Revolving Commitment Increase, dated as of December 29, 2015, by and among the Borrower, the Guarantors party thereto, the Lender party thereto and the Administrative Agent.

“Amendment No. 3 Increasing Lender” shall have the meaning set forth in Amendment No. 3 and Revolving Commitment Increase.

“Amendment No. 3 Repayment Date” means the date that is two Business Days after the Borrower receives proceeds from a Permitted Receivables Financing.

“Amendment No. 3 Revolving Commitment” shall have the meaning set forth in Amendment No. 3 and Revolving Commitment Increase.

“Amendment No. 3 Revolving Loan” shall have the meaning set forth in Amendment No. 3 and Revolving Commitment Increase.

“Net Cash Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, cash insurance proceeds and (iii) in the case of a condemnation or similar event, cash condemnation awards and similar cash payments, net of (b) the sum of (i) all reasonable fees, commissions and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay indebtedness secured by an encumbrance permitted under Section 6.1 on such asset, (iii) the amount of all taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (iv) the amount of any reserves established in accordance with GAAP to fund contingent liabilities under any indemnification obligations and any purchase price adjustments associated with a sale, transfer or other disposition of an asset that are directly attributable to such event.

(b)The Credit Agreement is hereby amended as follows:

(i)The cover page is amended by deleting the text “$60,000,000” and inserting in its place the text “$75,000,000”.

(ii)Section 2.1(a)(i) is hereby amended by deleting the text “SIXTY MILLION DOLLARS ($60,000,000)” and inserting in its place the text “SEVENTY-FIVE MILLION DOLLARS ($75,000,000)”.

(iii)The first paragraph of the Recitals is hereby amended by deleting the text “$60,000,000” and inserting in its place the text “$75,000,000”.

(iv)The period at the end of the first sentence of Section 2.1(a)(i) is hereby deleted and replaced with a semicolon, and the following proviso shall be added after the semicolon:

“provided, further, however, that, notwithstanding the foregoing and subject to the terms and conditions of Amendment No. 3 and Revolving Commitment Increase and the terms and conditions of this Agreement, each Revolving Lender severally, but not jointly, agrees to make available to the Borrower: (i) an Amendment No. 3 Revolving Loan on December 28, 2015 only in an amount equal to $5,000,000 and (ii) an Amendment No. 3 Revolving Loan on January 4, 2016 only in an amount equal to $10,000,000.”

(v)Section 2.4 is hereby amended by adding the following clause (d) thereto:

“(d)Amendment No. 3 and Revolving Commitment Increase Upfront Fee.  In consideration for Amendment No. 3 Increasing Lender’s commitment to provide the Amendment No. 3 Revolving Commitment, the Borrower agrees to pay to the Amendment No. 3 Increasing Lender a fee equal to 1.00% of the Amendment No. 3 Revolving Commitment, which shall be paid as described in Amendment No. 3 and Revolving Commitment Increase.”

(vi)Section 2.5 is hereby amended by adding the following clause (f) thereto:

“(f)Certain Commitment Reductions.  (i) On the Amendment No. 3 Repayment Date, the Revolving Committed Amount shall be automatically and permanently reduced to $40,000,000, and, in addition, to the extent the Revolving Committed Amount has not been automatically and permanently reduced to $40,000,000 pursuant to this clause (f)(i), (ii)(A) on January 22, 2016, the Amendment No. 3 Revolving Commitment shall be automatically and permanently terminated and (B) on February 29, 2016, the Revolving Committed Amount shall be automatically and permanently reduced to $40,000,000.”

(vii)Section 2.6(b)(i) is hereby amended by (a) inserting “(A)” at the beginning of the first paragraph thereof and (b) adding the following clause (B) at the end thereof:

“(B)In addition, notwithstanding anything to the contrary in this Agreement relating to the application of payments, the Borrower shall repay the Revolving Loans as follows:

(a)on the Amendment No. 3 Repayment Date, if the Borrower or any Subsidiary has closed a Permitted Receivables Financing that yields Net Cash Proceeds greater than or equal to the aggregate outstanding principal balance of the Revolving Loans at the time of the closing of the Permitted Receivables Financing, the Borrower shall repay the Revolving Loans in full.

(b)on the Amendment No. 3 Repayment Date, if the process that the Borrower or any Subsidiary has undertaken in respect of a contemplated Permitted Receivables Financing has yielded Net Cash Proceeds less than the aggregate outstanding principal balance of the Revolving Loans as of the Amendment No. 3 Repayment Date, the Borrower shall repay the Revolving Loans in an amount equal to the greater of: (i) the Net Cash Proceeds received by the Borrower or a Subsidiary from the Permitted Receivables Financing and (ii) an amount of Revolving Loans necessary to reduce the aggregate outstanding principal balance of Revolving Loans to $40,000,000.

(c)without duplication of clauses (a) and (b) above, if the Amendment No. 3 Revolving Loans are still outstanding on January 22, 2016, the Borrower shall repay the Amendment No. 3 Revolving Loans in full on such date.

(d)without duplication of clauses (a) through (c) above, if the aggregate outstanding principal balance of the Revolving Loans exceeds $40,000,000 on February 29, 2016, the Borrower shall repay the Revolving Loans on such date in an amount necessary to reduce the aggregate outstanding principal balance of the Revolving Loans to $40,000,000.”

Section 4  Representations and Warranties.  To induce the other parties hereto to enter into this Commitment Increase Agreement, the Company represents and warrants to each other party hereto that as of the date hereof and as of the Additional Commitment Effective Date:

(a)The execution, delivery and performance by the Company of this Commitment Increase Agreement are (i) within the Company’s corporate powers, (ii) have been duly authorized by all necessary corporate action, and (iii) do not and will not (A) contravene the terms of any of the Company’s Organization Documents, (B) materially conflict with or result in any breach or contravention of, or the creation of any Lien under (other than as permitted by the Credit Agreement), or require any payment to be made under any Contractual Obligation to which the Company is a party or affecting the Company or the properties of the Company or any of its Subsidiaries or any order, injunction, writ or decree, of or with any Governmental Authority to which the Company or its Property is subject; or (C) violate, in any material respect, any Law.

(b)This Commitment Increase Agreement has been duly executed and delivered by the Company.  This Commitment Increase Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity, whether applied by a court of law or equity.

(c)The representations and warranties of each Credit Party set forth in Article III of the Credit Agreement and in the other Credit Documents that are qualified by materiality are true and correct, and the representations and warranties that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct in all material respects as of such earlier date), other than, with respect to The Business Backer LLC and Headway Capital, LLC, Section 3.14(b) of the Credit Agreement.

(d)Immediately after giving effect to this Commitment Increase Agreement and the transactions contemplated hereby, no Default has occurred and is continuing.

(e)The execution and delivery by the Company and the Guarantors of this Commitment Increase Agreement, the performance by such parties of this Commitment Increase Agreement and the borrowing of any Amendment No. 3 Revolving Loan by the Company are permitted under the Senior Note Documents, and will not result in a violation of, or result in the creation of any lien upon or security interest in any of such Person’s properties pursuant to the terms of, any Senior Note Document.

Section 5.  Conditions to Effectiveness of this Commitment Increase Agreement.  The effectiveness of this Commitment Increase Agreement is subject to the satisfaction of the following conditions precedent (the date on which all of such conditions shall first be satisfied (or waived), the “Additional Commitment Effective Date”):

(a)The Administrative Agent shall have received counterparts of this Commitment Increase Agreement executed by the Amendment No. 3 Increasing Lender, the Company and each Guarantor.

(b)The conditions set forth in Sections 2.19(b) and 4.2 of the Credit Agreement shall be satisfied on and as of the Additional Commitment Effective Date, and the Administrative Agent shall have received a certificate dated as of the Additional Commitment Effective Date, and signed by a Responsible Officer of the Company, to such effect.  The Administrative Agent hereby requests the items set forth in Clause (I) of Section 2.19(b).

(c)The Company shall have paid the Amendment No. 3 Increasing Lender a fee equal to 1.00% of the Amendment No. 3 Revolving Commitment.

(d)To the extent invoiced prior to or on the Additional Commitment Effective Date, the Company shall have paid all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented out-of-pocket fees, charges and disbursements of counsel for the Administrative Agent) in connection with the preparation, negotiation, execution and delivery of this Commitment Increase Agreement and any other documents related thereto.

Section 6  Effect of Amendment. On and after the Additional Commitment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed a reference to the Credit Agreement as amended hereby. This Commitment Increase Agreement shall constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

Section 7.  Governing Law.  THIS COMMITMENT INCREASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 8.  Costs and Expenses.  In each case subject to the limitations on reimbursement of costs and expenses set forth in Section 9.5 of the Credit Agreement, the Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Commitment Increase Agreement, including the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent.

Section 9.  Miscellaneous.  This Commitment Increase Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Commitment Increase Agreement shall be effective as delivery of an original executed counterpart of this Commitment Increase Agreement.

Section 10.  Headings.  Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Commitment Increase Agreement.

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Commitment Increase Agreement as of the day and year first above written.

Jefferies Group LLC, as Amendment No. 3 Increasing Lender

By:	/s/ MARK SAHLER
Name: Mark Sahler
Title: Managing Director

COMPANY:

ENOVA INTERNATIONAL, INC., a Delaware corporation

By:	/s/ DAVID A. FISHER
Name: David A. Fisher
Title: President

GUARANTORS:

ENOVA ONLINE SERVICES, INC.
CNU DOLLARSDIRECT INC.
CNU DOLLARSDIRECT LENDING INC.
MOBILE LEASING GROUP, INC.
ENOVA FINANCIAL HOLDINGS, LLC
CNU ONLINE HOLDINGS, LLC
DEBIT PLUS, LLC
BILLERS ACCEPTANCE GROUP, LLC

By:	/s/ DAVID A. FISHER
Name: David A. Fisher
Title: President of each of the foregoing

DP LABOR HOLDINGS, LLC

By:	/s/ DAVID A. FISHER
Name: David A. Fisher
Title: President

CNU OF ALABAMA, LLC
CNU OF ALASKA, LLC

CNU OF ARIZONA, LLC
CNU OF CALIFORNIA, LLC
CNU OF COLORADO, LLC
CNU OF DELAWARE

CNU OF FLORIDA, LLC

CASHNETUSA OF FLORIDA, LLC

CNU OF HAWAII, LLC

CNU OF IDAHO, LLC

CNU OF ILLINOIS, LLC

CNU OF INDIANA, LLC

CNU OF KANSAS, LLC

CNU OF LOUISIANA, LLC

CNU OF MAINE, LLC

CASHNET CSO OF MARYLAND, LLC

CNU OF MICHIGAN, LLC

CNU OF MINNESOTA, LLC

CNU OF MISSISSIPPI, LLC

CNU OF MISSOURI, LLC

CNU OF MONTANA, LLC

CNU OF NEVADA, LLC

CNU OF NEW HAMPSHIRE, LLC

CNU OF NEW MEXICO, LLC

By:	CNU Online Holdings, LLC, The sole member of each of the foregoing entities

By:	/s/ DAVID A. FISHER
Name: David A. Fisher
Title: President

CNU OF NORTH DAKOTA, LLC

CNU OF OHIO, LLC

OHIO CONSUMER FINANCIAL SOLUTIONS, LLC

CNU OF OKLAHOMA, LLC

CNU OF OREGON, LLC

CNU OF RHODE ISLAND, LLC

CNU OF SOUTH CAROLINA, LLC

CNU OF SOUTH DAKOTA, LLC

CNU OF TENNESSEE, LLC

CNU OF TEXAS, LLC

CNU OF UTAH, LLC

CNU OF VIRGINIA, LLC

CNU OF WASHINGTON, LLC

CNU OF WISCONSIN, LLC

CNU OF WYOMING, LLC

DOLLARSDIRECT, LLC

CNU TECHNOLOGIES OF IOWA, LLC

HEADWAY CAPITAL, LLC

CASHEURONET UK, LLC

EURONETCASH, LLC

ENOVA BRAZIL, LLC

AEL NET MARKETING, LLC

ENOVA INTERNATIONAL GEC, LLC

AEL NET OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS, LLC

TENNESSEE CNU, LLC

ENOVA LENDING SERVICES, LLC

NETCREDIT FINANCE, LLC

ENOVA FINANCE 2, LLC

ENOVA FINANCE 3, LLC

ENOVA FINANCE 4, LLC

By:	CNU Online Holdings, LLC, The sole member of each of the foregoing entities

By:	/s/ DAVID A. FISHER
Name: David A. Fisher
Title: President

NC FINANCIAL SOLUTIONS OF ALABAMA, LLC

NC FINANCIAL SOLUTIONS OF ARIZONA, LLC

NC FINANCIAL SOLUTIONS OF CALIFORNIA, LLC

CREDITME, LLC

NC FINANCIAL SOLUTIONS OF DELAWARE, LLC

NC FINANCIAL SOLUTIONS OF FLORIDA, LLC

NC FINANCIAL SOLUTIONS OF GEORGIA, LLC

NC FINANCIAL SOLUTIONS OF IDAHO, LLC

NC FINANCIAL SOLUTIONS OF ILLINOIS, LLC

NC FINANCIAL SOLUTIONS OF INDIANA, LLC

NC FINANCIAL SOLUTIONS OF KANSAS, LLC

NC FINANCIAL SOLUTIONS OF LOUISIANA, LLC

NC FINANCIAL SOLUTIONS OF MARYLAND, LLC

NC FINANCIAL SOLUTIONS OF MISSISSIPPI, LLC

NC FINANCIAL SOLUTIONS OF MISSOURI, LLC

NC FINANCIAL SOLUTIONS OF MONTANA, LLC

NC FINANCIAL SOLUTIONS OF NEVADA, LLC

NC FINANCIAL SOLUTIONS OF NEW HAMPSHIRE, LLC

NC FINANCIAL SOLUTIONS OF NEW JERSEY, LLC

NC FINANCIAL SOLUTIONS OF NEW MEXICO, LLC

NC FINANCIAL SOLUTIONS OF NORTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF OHIO, LLC

NC FINANCIAL SOLUTIONS OF OREGON, LLC

NC FINANCIAL SOLUTIONS OF RHODE ISLAND, LLC

NC FINANCIAL SOLUTIONS OF SOUTH CAROLINA, LLC

NC FINANCIAL SOLUTIONS OF SOUTH DAKOTA, LLC

NC FINANCIAL SOLUTIONS OF TENNESSEE, LLC

NC FINANCIAL SOLUTIONS OF TEXAS, LLC

NC FINANCIAL SOLUTIONS OF UTAH, LLC

NC FINANCIAL SOLUTIONS OF VIRGINIA, LLC

NC FINANCIAL SOLUTIONS OF WISCONSIN, LLC

By:	NC Financial Solutions, LLC The sole member of each of the foregoing entities

By:	/s/ DAVID A. FISHER
Name: David A. Fisher
Title: Manager of Sole Member

DEBIT PLUS TECHNOLOGIES, LLC DEBIT PLUS SERVICES, LLC DEBIT PLUS PAYMENT SOLUTIONS, LLC

By:	Debit Plus, LLC, The sole member of each of the foregoing entities

By:	/s/ DAVID A. FISHER
Name: David A. Fisher
Title: President

CASHNETUSA CO LLC CASHNETUSA OR LLC THE CHECK GIANT NM LLC

By:	CNU of New Mexico, LLC, Manager of each of the foregoing entities
By:	CNU Online Holdings, LLC, The sole member of each of the foregoing entities

By:	/s/ DAVID A. FISHER
Name:David A. Fisher
Title:President

ENOVALYTICS, LLC ENOVACO, LLC ENOVA BUSINESS, LLC
By:	/s/ DAVID A. FISHER
Name:David A. Fisher
Title:President

THE BUSINESS BACKER, LLC
By:	CNU Online Holdings, LLC, Manager of the foregoing entity

By:	/s/ DAVID A. FISHER
Name:David A. Fisher
Title:President

Consented to by:

JEFFERIES FINANCE LLC, as Administrative Agent

By:	/s/ J. PAUL MCDONNELL
Name: J. Paul McDonnell
Title: Managing Director